                                POWER OF ATTORNEY

     The undersigned directors and officers, as indicated respectively below, of
Tortoise  North  American  Energy   Corporation   (the  "Company")  each  hereby
constitutes  and appoints  David J. Schulte and Kenneth P. Malvey,  each of them with full  powers of  substitution  and  resubstitution,  as his or her true and lawful  attorney-in-fact  and agent to  execute in his or her name and on his or her behalf in any and all capacities  this  Registration  Statement on Form N-2, and any and all  amendments  thereto,  and all  other  documents  in  connection therewith,  including,  without  limitation,  any  registration  statement filed pursuant to Rule 462 under the  Securities  Act of 1933,  as amended  (the "1933
Act"),  filed by the Company with the  Securities and Exchange  Commission  (the
"SEC") under the Investment  Company Act of 1940, as amended,  and the 1933 Act, and any and all  instruments  which such  attorneys and agents,  or any of them, deem  necessary or advisable to enable the Company to comply with such Acts, the rules,  regulations and  requirements of the SEC, and the securities or Blue Sky laws of any state or other  jurisdiction and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC and such other jurisdictions,  and the undersigned each hereby ratify and confirm as his or her own act and deed any and all acts  that such  attorneys  and  agents,  or any of them,  shall do or cause to be done by virtue hereof.  Any one of such attorneys and agents has, and may exercise, all of the powers hereby conferred.

     IN WITNESS  WHEREOF,  each of the  undersigned  has hereunto set his or her hand as of the 21st day of April, 2006.

SIGNATURES:                            TITLE:

/s/ H. Kevin Birzer
--------------------------------
H. Kevin Birzer                        Director and Chairman of the Board

/s/ Conrad S. Ciccotello
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Conrad S. Ciccotello                   Director

/s/ John R. Graham
--------------------------------
John R. Graham                         Director

/s/ Charles A. Heath
--------------------------------
Charles A. Heath                       Director

/s/ Terry C. Matlack
--------------------------------
Terry C. Matlack                       Director and Chief Financial Officer

/s/ David J. Schulte
--------------------------------
David J. Schulte                       Chief Executive Officer and President